UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Gregory C. Bakken, President

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-3097

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

Clough Capital ETFs

Clough Long/Short Equity ETF (CBLS)
Clough Select Equity ETF (CBSE)

ANNUAL REPORT

October 31, 2023

Clough Capital ETFs

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	8
Performance Overviews (Unaudited)	9
Schedules of Investments and Securities Sold Short	10
Clough Long/Short Equity ETF	10
Clough Select Equity ETF	13
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Board Consideration and Approval of Interim & New Advisory Agreements (Unaudited)	33
Supplemental Information (Unaudited)	36
Board of Trustees and Officers (Unaudited)	37
Privacy Policy (Unaudited)	39

Clough Capital ETFs

Shareholder Letter

October 31, 2023 (Unaudited)

Dear Shareholders:

Clough Capital Partners L.P. (“Clough Capital” or the “Adviser”), the investment adviser to the Clough Long/Short Equity ETF and Clough Select Equity ETF (collectively the “ETFs” or the “Funds”), is pleased to release its annual report for 2023. Please note that effective August 29, 2023, Listed Funds Trust has entered into an interim advisory agreement with Clough Capital and terminated its agreement with Changebridge Capital, LLC (“Changebridge”). Clough Capital now serves as the investment advisor to the Funds. Vince Lorusso, Portfolio Manger to the Funds, also moved from Changebridge to rejoin Clough Capital and serves as the Adviser’s CEO, President, Partner, and Portfolio Manager. Mr. Lorusso continues to serve as the Portfolio Manager for the Funds, a position he has held since their inception, November 2020.

Clough Capital’s team of experienced professionals and established infrastructure has served to enhance the services provided for the two ETFs across operations, compliance, distribution, trading, and research.

References to portfolio exposures, performance and attribution for the fiscal year encompasses the period when Changebridge served as investment advisor (from 11/1/2022 to 8/28/2023) as well as the period when Clough Capital served as investment advisor (from 8/29/2023 to 10/31/2023).

We have summarized the fiscal year performance, contributors & detractors for each of the two ETF strategies in the following pages.

Clough Capital ETFs

Shareholder Letter

October 31, 2023 (Unaudited) (Continued)

Clough Long/Short Equity ETF (CBLS)

Strategy Overview:

The Clough Long/Short Equity ETF (“CBLS” or the “ETF”) seeks long-term capital appreciation while minimizing volatility. The ETF strives to generate positive alpha through both the long portfolio (owned securities) and short portfolio (securities borrowed and sold but not owned) over the course of an entire investment cycle. We believe the ETF has the potential to enhance an investor’s return profile while reducing risk.

The ETF is an actively managed exchange-traded fund that seeks to achieve its investment objective by purchasing securities Clough Capital Partners L.P. (the “Adviser”), believes to be undervalued and by taking short positions in securities the Adviser believes will decline in price. The ETF will generally have net long exposure of between 30%-70% of net assets.

For the fiscal year ending October 31, 2023, CBLS returned -19.46% on a net asset value (“NAV”) basis and -19.75% on a market price basis. This compares to its benchmark, the Wilshire Liquid Alternative Equity Hedge Total Return Index, which returned 6.00% over the same time. During the fiscal year, the long portfolio had an average weighting of ~93%, which detracted ~8% from returns, while the short book had an average weighting of ~37% and detracted ~11% from returns.

Top 5 Contributors:

●

TechnipFMC PLC (FTI) - TechnipFMC provides oilfield services. The company offers subsea, surface, onshore, and offshore solutions for oil and gas projects. TechnipFMC serves customers worldwide. During the year, the company demonstrated expanding margins, strong demand for services and made progress towards a share repurchase plan.

●

Sterling Infrastructure Inc. (STRL) - Sterling is a construction company that specializes in transportation, e-infrastructure, and building solutions in the United States. Transportation includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail, water, wastewater, and storm drainage systems. E-Infrastructure solution projects create advanced, large-scale site development systems and services for data centers, e-commerce distribution centers, warehousing, transportation, energy and more. Building solutions projects include residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs, and other concrete work. Strong growth in backlog and profitability combined with a flexible balance sheet and acquisitions have contributed to strong performance in the company’s share price.

●

Tesla Inc. (TSLA) - Tesla Inc. operates as a multinational automotive and clean energy company. The company designs and manufactures electric vehicles, battery energy storage from home to grid-scale, solar panels and solar roof tiles, and related products and services. Tesla owns its sales and service network and sells electric power train components to other automobile manufacturers. A short position in Tesla contributed to performance as concerns about slowing growth emerged, the company faced challenges ramping production of its Model Y SUV, and experienced increased competition from other automakers.

●

Playa Hotels & Resorts NV (PLYA) – Playa is a leading owner, operator, and developer of all-inclusive resorts in the Caribbean, Mexico, and Central America. The company has a portfolio of 21 resorts with over 15,000 rooms. The company has benefited from strong financial results as leisure travel resumes after the COVID-19 pandemic, which has translated to high occupancy rates and favorable pricing dynamics for the business. The stock price has also responded favorably to increased confidence in the outlook for the business as well as management’s ability to execute.

●

MercadoLibre Inc. (MELI) – MercadoLibre is a leading e-commerce and fintech company in Latin America. The company operates an online marketplace where consumers can purchase a wide variety of products and services from third-party sellers. MercadoLibre also offers a suite of fintech products, including Mercado Pago, a digital payments platform, and Mercado Crédito, a credit lending platform. The company has been reporting strong financial results in recent quarters, has benefited from the growth of e-commerce in Latin America, and has been able to expand its fintech business offerings.

Clough Capital ETFs

Shareholder Letter

October 31, 2023 (Unaudited) (Continued)

Top 5 Detractors:

●

Chart Industries Inc. (GTLS) - Chart Industries is a diversified global manufacturer of highly engineered equipment and services for the energy and industrial gas industries. The company’s products and services are used in a variety of applications, including: liquified natural gas (LNG), clean energy, and industrial gas products such as storage tanks, vaporizers, and compressors. In addition to typical cyclicality, supply chain disruptions and competitive dynamics have caused the stock to underperform. Investors also reacted negatively to the acquisition of Howden Joinery Group PLC. While this deal was touted by management, the market had concerns about its impact on the capital structure and the lack of revenue synergies.

●

DoorDash Inc. (DASH) - DoorDash operates a food delivery, grocery delivery, and online grocery platform. The company’s platform connects customers with restaurants and other merchants, allowing them to order food and other goods for delivery or pickup. This short position in CBLS was a negative contributor to performance as volumes resulted in greater profitability than investors anticipated.

●

NVIDIA Corp. (NVDA) – NVIDIA designs and manufactures graphics processing units (GPUs), application processing units (APUs), and system-on-a-chip units (SoCs) for the computing and artificial intelligence (AI) market. It is a leading provider of high-performance GPUs for gaming, professional visualization, supercomputing, and AI applications. CBLS’s short position in NVIDIA became a negative contributor to performance as enthusiasm around the company’s leadership position in AI accelerated.

●

New Fortress Energy Inc. (NFE) – New Fortress Energy develops, finances, and operates natural gas facilities, power plants and logistics solutions. The company is helping to accelerate the world’s transition to clean energy, but the stock underperformed alongside declining natural gas prices and delays in execution of some of the company’s key projects.

●

Progyny Inc. (PGNY) - Progyny is a leading provider of solutions for building families through fertility and surrogacy services. The company offers a comprehensive platform of financial, clinical, and emotional support services to help individuals and couples achieve their fertility goals. The stock underperformed as the rising cost of fertility treatments pressured margins during the year and as demand for services proved to be more volatile and seasonal than the market anticipated.

Clough Capital ETFs

Shareholder Letter

October 31, 2023 (Unaudited) (Continued)

Clough Select Equity ETF (CBSE)

Strategy Overview:

The Clough Select Equity ETF (“CBSE” or the “ETF”) seeks capital appreciation and lower volatility than the broader market. The ETF is an actively managed exchange-traded fund that seeks to achieve its investment objective by purchasing securities Clough Capital Partners L.P. (the “Adviser”), believes to have above-average financial characteristics and growth potential.

The Adviser identifies securities to purchase for the ETF that are U.S.-listed large-, mid-, or small-capitalization companies. The ETF’s holdings are generally comprised of equity securities or depositary receipts. The Adviser typically looks to purchase securities of companies it believes will outperform the market over the course of an entire market cycle while maintaining overall portfolio volatility that is lower than that experienced by the broader market.

For the fiscal year ending October 31, 2023, CBSE returned -11.25% on a NAV basis and -11.33% on a market price basis, compared to its benchmark, the S&P 500 Index, which returned 10.14% over the same time period.

Top 5 Contributors:

●

TechnipFMC PLC (FTI) - TechnipFMC provides oilfield services. The company offers subsea, surface, onshore, and offshore solutions for oil and gas projects. TechnipFMC serves customers worldwide. During the year, the company demonstrated expanding margins, strong demand for services and made progress towards a share repurchase plan.

●

Sterling Infrastructure Inc. (STRL) - Sterling is a construction company that specializes in transportation, e-infrastructure, and building solutions in the United States. Transportation includes infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail, water, wastewater, and storm drainage systems. E-Infrastructure projects create advanced, large-scale site development systems and services for data centers, e-commerce distribution centers, warehousing, transportation, energy and more. Building solutions projects include residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs, and other concrete work. Strong growth in backlog and profitability combined with a flexible balance sheet and acquisitions have contributed to strong performance in the company’s share price.

●

Playa Hotels & Resorts NV (PLYA) – Playa is a leading owner, operator, and developer of all-inclusive resorts in the Caribbean, Mexico, and Central America. The company has a portfolio of 21 resorts with over 15,000 rooms. The company has benefited from strong financial results as leisure travel resumes after the COVID-19 pandemic, which has translated to high occupancy rates and favorable pricing dynamics for the business. The stock price has also responded favorably to increased confidence in the outlook for the business as well as management’s ability to execute.

●

MercadoLibre Inc. (MELI) – MercadoLibre is a leading e-commerce and fintech company in Latin America. The company operates an online marketplace where consumers can purchase a wide variety of products and services from third-party sellers. MercadoLibre also offers a suite of fintech products, including Mercado Pago, a digital payments platform, and Mercado Crédito, a credit lending platform. The company has been reporting strong financial results in recent quarters, has benefited from the growth of e-commerce in Latin America, and has been able to expand its fintech business offerings.

●

MakeMyTrip Ltd. (MMYT) - MakeMyTrip is a leading online travel company operating primarily in India. The company offers a wide range of travel products and services, including air tickets, hotels, vacations, and car rentals. The company has a market share in India of more than 50%. The company reported strong financial results in recent quarters, benefiting from the resumption of travel after the COVID-19 pandemic. The company is also benefiting from expansion into new geographies and by introducing a wider array of products and services such as car rentals.

Top 5 Detractors:

●

Chart Industries Inc. (GTLS) - Chart Industries is a diversified global manufacturer of highly engineered equipment and services for the energy and industrial gas industries. The company’s products and services are used in a variety of applications, including: liquified natural gas (LNG), clean energy, and industrial gas products such as storage tanks,

Clough Capital ETFs

Shareholder Letter

October 31, 2023 (Unaudited) (Continued)

vaporizers, and compressors. In addition to typical cyclicality, supply chain disruptions and competitive dynamics have caused the stock to underperform. Investors also reacted negatively to the acquisition of Howden Joinery Group PLC. While this deal was touted by management, the market had concerns about its impact on the capital structure and the lack of revenue synergies.

●

Progyny Inc. (PGNY) – Progyny is a leading provider of solutions for building families through fertility and surrogacy services. The company offers a comprehensive platform of financial, clinical, and emotional support services to help individuals and couples achieve their fertility goals. The stock underperformed as the rising cost of fertility treatments pressured margins during the year and as demand for services proved to be more volatile and seasonal than the market anticipated.

●

New Fortress Energy Inc. (NFE) – New Fortress Energy develops, finances, and operates natural gas facilities, power plants and logistics solutions. The company is helping to accelerate the world’s transition to clean energy, but the stock underperformed alongside declining natural gas prices and delays in execution of some of the company’s key projects.

●

Comstock Resources Inc. (CRK) - Comstock is an independent oil and natural gas company that primarily explores for, develops, and produces natural gas in the Haynesville Shale region in North Louisiana and East Texas. The company also has a growing midstream business that provides gathering and transportation services for its own production and third-party producers. Delines in natural gas prices combined with higher cost inflation and supply chain disruptions pressured the company’s margins during the year and the stock reacted unfavorably.

●

BrightView Holdings Inc. (BV) - BrightView is a leading commercial landscaping services company in the United States. It provides a comprehensive range of landscaping services, including lawn care, tree care, snow removal, and irrigation services, to a diverse customer base that includes corporate and commercial properties, municipalities, and homeowner associations. Labor shortages and rising labor costs during the year pressured the profitability of the business combined with seasonally weaker performance in the snow removal area. Shares were also pressured during the year by changes in the executive team.

Clough Capital ETFs

Shareholder Letter

October 31, 2023 (Unaudited) (Continued)

Investing involves risk. Principal loss is possible. As an ETF, the Funds may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the ETFs. The equity securities held in the portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the ETFs invest.

Short selling involves the sale of securities borrowed from a third party. The short seller profits if the borrowed security’s price declines. If a shorted security increases in value, a higher price must be paid to buy the stock back to cover the short sale, resulting in a loss. The Clough Long/Short Equity ETF may incur expenses related to short selling, including compensation, interest or dividends, and transaction costs payable to the security lender, whether the price of the shorted security increases or decreases. The amount the ETF could lose on a short sale is theoretically unlimited. Short selling also involves counterparty risk – the risk associated with the third-party ceasing operations or failing to sell the security back.

Applying ESG criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the ETF may forgo some market opportunities available to funds that do not use ESG criteria. The ETF’s incorporation of ESG considerations may affect its exposure to certain sectors and/or types of investments and may adversely impact the ETF’s performance depending on whether such sectors or investments are in or out of favor in the market.

The Wilshire Liquid Alternative Equity Hedge Total Return Index measures the performance of the equity hedge strategy, which predominantly invests in long and short equities of the Wilshire Liquid Alt Index. The index is designed to provide a broad measure of the liquid alternative equity hedge sub-strategy of the liquid alternative market.

The S&P 500 Index is a diversified, market-capitalization-weighted index which measures the performance of 500 of the largest U.S. equities representing all major industries.

The ETFs are distributed by Vigilant Distributors, LLC. Vigilant Distributors, LLC and Clough Capital are not affiliated.

Clough Capital ETFs

Shareholder Expense Example

October 31, 2023 (Unaudited)

As a shareholder of a fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2023 to October 31, 2023).

ACTUAL EXPENSES

The first line under the Funds in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During the Period(1)
Clough Long/Short Equity ETF
Actual	$ 1,000.00	$ 919.10	3.52%	$ 17.01
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,007.48	3.52%	$ 17.79
Clough Select Equity ETF
Actual	$ 1,000.00	$ 909.60	0.85%	$ 4.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Clough Capital ETFs

Performance Overviews

October 31, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 10/31/2023)

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2023
Total Returns	One Year	Since Commencement[1]
Clough Long/Short Equity ETF —NAV	-19.46%	-2.07%
Clough Long/Short Equity ETF —Market	-19.75%	-2.08%
Wilshire Liquid Alternative Equity Hedge Total Return Index	6.00%	4.79%

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2023
Total Returns	One Year	Since Commencement[1]
Clough Select Equity ETF —NAV	-11.25%	2.06%
Clough Select Equity ETF —Market	-11.33%	2.05%
S&P 500 Index	10.14%	7.57%

[1]	The Funds commenced operations on November 12, 2020.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (617) 717-2912. You cannot invest directly in an index. Shares are bought and sold at market price, not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Wilshire Liquid Alternative Equity Hedge Total Return Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The accompanying notes are an integral part of the financial statements.

Clough Long/Short Equity ETF

Schedule of Investments

October 31, 2023

	Shares	Value
COMMON STOCKS — 91.1%
Banking — 4.8%
ICICI Bank, Ltd. — ADR(a)	8,128	$180,360
NU Holdings, Ltd. — Class A(b)	17,300	141,860
Total Banking		322,220

Consumer Discretionary Products — 3.6%
indie Semiconductor, Inc. – Class A(a)(b)	18,499	90,460
Skyline Champion Corp. (a)(b)	2,642	154,900
Total Consumer Discretionary Products		245,360

Consumer Discretionary Services — 8.2%
Arcos Dorados Holdings, Inc.(a)	12,983	117,106
Bowlero Corp. – Class A(b)	5,200	52,468
DraftKings, Inc. – Class A(a)(b)	4,688	129,483
OneSpaWorld Holdings, Ltd.(a)(b)	9,866	103,396
Service Corp. International (a)	2,777	151,124
Total Consumer Discretionary Services		553,577

Health Care — 9.0%
Dexcom, Inc.(b)	1,710	151,899
Eli Lilly & Co.	263	145,684
Humacyte, Inc.(a)(b)	46,049	97,624
Merck & Co., Inc.(a)	1,130	116,051
TransMedics Group, Inc. (a)(b)	2,633	98,685
Total Health Care		609,943

Industrial Products — 8.9%
Blue Bird Corp.(a)(b)	7,599	138,378
Chart Industries, Inc.(a)(b)	1,032	119,949
Industrial Products — (Continued)
General Dynamics Corp.	580	$139,960
Net Power, Inc.(b)	7,606	100,551
Northrop Grumman Corp.	217	102,300
Total Industrial Products		601,138

Industrial Services — 7.1%
Ferguson PLC	810	121,662
Rollins, Inc.(a)	5,398	203,019
Sterling Infrastructure, Inc. (a)(b)	2,149	156,555
Total Industrial Services		481,236

Insurance — 1.7%
Tokio Marine Holdings, Inc. — ADR(a)(b)	5,191	116,226
Total Insurance		116,226

Materials — 10.9%
Agnico Eagle Mines, Ltd.(a)	3,791	177,836
Freeport—McMoRan, Inc.(a)	3,040	102,691
Kinross Gold Corp.(a)	38,929	202,820
Tecnoglass, Inc.	3,464	113,204
Vale SA — ADR (a)	10,080	138,197
Total Materials		734,748

Media — 4.0%
MakeMyTrip, Ltd.(b)	3,565	138,072
Spotify Technology SA(b)	822	135,433
Total Media		273,505

Oil & Gas — 13.6%
Chesapeake Energy Corp.(a)	1,978	170,267
Diamondback Energy, Inc.	770	123,446
Helix Energy Solutions Group, Inc.(a)(b)	17,193	168,491
New Fortress Energy, Inc.	5,331	161,529
Select Water Solutions, Inc.	15,590	115,990
TechnipFMC PLC (a)	8,582	184,685
Total Oil & Gas		924,408

Software & Technology Services — 8.6%
ICF International, Inc.	1,333	168,931
Microsoft Corp.(a)	428	144,711
Palo Alto Networks, Inc.(b)	404	98,180
SS&C Technologies Holdings, Inc.(a)	3,395	170,599
Total Software & Technology Services		582,421

The accompanying notes are an integral part of the financial statements.

Clough Long/Short Equity ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Technology Hardware & Semiconductors — 5.4%
Aehr Test Systems(a)(b)	3,764	$88,680
Lam Research Corp.	264	155,290
NVIDIA Corp. (a)	297	121,117
Total Technology Hardware & Semiconductors		365,087

Utilities — 5.3%
American Electric Power Co., Inc.(a)	2,530	191,116
Avista Corp. (a)	5,196	164,661
Total Utilities		355,777
TOTAL COMMON STOCKS (Cost $6,250,625)		6,165,646

SHORT-TERM INVESTMENTS — 8.5%
Money Market Funds — 8.5%
First American Treasury Obligations Fund - Class X, 5.27%(c)	578,544	578,544
Total Money Market Funds		578,544
TOTAL SHORT—TERM INVESTMENTS (Cost $578,544)		578,544

TOTAL INVESTMENTS — 99.6% (Cost $6,829,169)		6,744,190
Other assets and liabilities, net — 0.4%		23,132
TOTAL NET ASSETS — 100.0%		$6,767,322

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

PLC	Public Limited Company

(a)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of October 31, 2023 is $2,527,499 or 37.3% of net assets.

(b)	Non-income producing security.

(c)	The rate shown represents the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Clough Long/Short Equity ETF

Schedule of Securities Sold Short

October 31, 2023

	Shares	Value
COMMON STOCKS — (42.2)%
Banking — (5.0)%
Comerica, Inc.	(2,318)	$(91,329)
CVB Financial Corp.	(4,980)	(77,788)
Deutsche Bank AG	(7,800)	(85,878)
New York Community Bancorp, Inc.	(8,302)	(78,703)
Total Banking		(333,698)

Consumer Discretionary Products — (7.0)%
Brunswick Corp.	(1,571)	(109,137)
Ford Motor Co.	(8,778)	(85,586)
Harley—Davidson, Inc.	(4,151)	(111,454)
On Holding AG – Class A	(2,508)	(64,380)
YETI Holdings, Inc.	(2,318)	(98,561)
Total Consumer Discretionary Products		(469,118)

Consumer Discretionary Services — (3.2)%
Cava Group, Inc.	(2,181)	(68,898)
Chipotle Mexican Grill, Inc.	(30)	(58,266)
Sweetgreen, Inc. – Class A	(8,709)	(89,964)
Total Consumer Discretionary Services		(217,128)

Consumer Staple Products — (1.4)%
Helen of Troy, Ltd.	(998)	(98,123)
Total Consumer Staple Products		(98,123)

Financial Services — (4.6)%
Apollo Global Management, Inc.	(829)	(64,198)
Blackstone, Inc.	(829)	(76,558)
Discover Financial Services	(1,262)	(103,585)
KKR & Co., Inc.	(1,151)	(63,765)
Total Financial Services		(308,106)

Industrial Services — (2.5)%
American Airlines Group, Inc.	(9,300)	(103,695)
SiteOne Landscape Supply, Inc.	(506)	(69,712)
Total Industrial Services		(173,407)

Insurance — (1.1)%
Lincoln National Corp.	(3,480)	(75,760)
Total Insurance		(75,760)

Renewable Energy — (2.2)%
Enphase Energy, Inc.	(501)	(39,870)
Plug Power, Inc.	(11,240)	(66,203)
SolarEdge Technologies, Inc.	(576)	(43,747)
Total Renewable Energy		(149,820)

Retail & Wholesale — Discretionary — (11.5)%
Asbury Automotive Group, Inc.	(318)	$(60,856)
AutoNation, Inc.	(752)	(97,820)
Best Buy Co., Inc.	(1,489)	(99,495)
Big 5 Sporting Goods Corp.	(14,551)	(102,730)
Figs, Inc. – Class A	(9,612)	(52,962)
Group 1 Automotive, Inc.	(220)	(55,513)
Lithia Motors, Inc.	(430)	(104,150)
Sally Beauty Holdings, Inc.	(12,791)	(108,723)
Williams—Sonoma, Inc.	(698)	(104,868)
Total Retail & Wholesale — Discretionary		(787,117)

Software & Technology Services — (3.7)%
International Business Machines Corp.	(1,063)	(153,752)
PTC, Inc.	(678)	(95,205)
Total Software & Technology Services		(248,957)
TOTAL COMMON STOCKS (Proceeds $3,092,080)		(2,861,234)

REAL ESTATE INVESTMENT TRUSTS — (5.1)%
Real Estate — (5.1)%
Boston Properties, Inc.	(1,658)	(88,819)
Empire State Realty Trust, Inc. – Class A	(10,631)	(86,005)
Medical Properties Trust, Inc.	(17,323)	(82,804)
Rexford Industrial Realty, Inc.	(1,991)	(86,091)
Total Real Estate		(343,719)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $394,359)		(343,719)

TOTAL SECURITIES SOLD SHORT (Proceeds $3,486,439)		$(3,204,953)

The accompanying notes are an integral part of the financial statements.

Clough Select Equity ETF

Schedule of Investments

October 31, 2023

	Shares	Value
COMMON STOCKS — 96.9%
Banking — 6.6%
ICICI Bank, Ltd. — ADR	8,712	$193,320
NU Holdings, Ltd. – Class A(a)	20,592	168,854
Total Banking		362,174

Consumer Discretionary Products — 5.2%
indie Semiconductor, Inc. – Class A(a)	23,315	114,010
Skyline Champion Corp.(a)	2,912	170,731
Total Consumer Discretionary Products		284,741

Consumer Discretionary Services — 10.8%
Arcos Dorados Holdings, Inc. – Class A	11,229	101,286
Bowlero Corp. – Class A(a)	5,000	50,450
DraftKings, Inc. – Class A(a)	5,200	143,624
OneSpaWorld Holdings, Ltd.(a)	12,688	132,970
Service Corp. International	2,972	161,736
Total Consumer Discretionary Services		590,066

Health Care — 6.5%
Humacyte, Inc.(a)	56,460	119,695
Progyny, Inc.(a)	4,108	126,773
TransMedics Group, Inc.(a)	3,000	112,440
Total Health Care		358,908

Industrial Products — 8.4%
Blue Bird Corp.(a)	7,384	134,462
Chart Industries, Inc.(a)	1,079	125,412
Net Power, Inc.(a)	8,624	114,009
Northrop Grumman Corp.	185	87,215
Total Industrial Products		461,098

Industrial Services — 8.8%
Ferguson PLC	680	$102,136
Rollins, Inc.	5,445	204,787
Sterling Infrastructure, Inc.(a)	2,392	174,257
Total Industrial Services		481,180

Insurance — 1.7%
Tokio Marine Holdings, Inc. — ADR (a)	4,164	93,232
Total Insurance		93,232

Materials — 9.9%
Agnico Eagle Mines, Ltd.	3,309	155,225
Kinross Gold Corp.	34,368	179,058
Tecnoglass, Inc.	4,056	132,550
Vale SA — ADR	6,100	83,631
Total Materials		550,464

Media — 6.6%
MakeMyTrip, Ltd.(a)	4,294	166,307
Spotify Technology SA(a)	1,222	201,336
Total Media		367,643

Oil & Gas — 13.9%
Chesapeake Energy Corp.	1,854	159,592
Helix Energy Solutions Group, Inc.(a)	15,392	150,842
New Fortress Energy, Inc.	5,720	173,316
Select Water Solutions, Inc.	12,400	92,256
TechnipFMC PLC	8,360	179,907
Total Oil & Gas		755,913

Retail & Wholesale — Discretionary — 1.6%
Natura & Co. Holding SA — ADR(a)	17,119	85,595
Total Retail & Wholesale — Discretionary		85,595

Software & Technology Services — 6.2%
ICF International, Inc.	1,352	171,339
SS&C Technologies Holdings, Inc.	3,396	170,649
Total Software & Technology Services		341,988

Technology Hardware & Semiconductors — 3.3%
Aehr Test Systems(a)	4,321	101,802
Lam Research Corp.	135	79,410
Total Technology Hardware & Semiconductors		181,212

The accompanying notes are an integral part of the financial statements.

Clough Select Equity ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Utilities — 7.4%
American Electric Power Co., Inc.	2,136	$161,353
Avista Corp.	4,268	135,253
Hawaiian Electric Industries, Inc.	8,500	110,330
Total Utilities		406,936
TOTAL COMMON STOCKS (Cost $5,505,627)		5,321,150

SHORT-TERM INVESTMENTS — 4.6%
Money Market Funds — 4.6%
First American Treasury Obligations Fund - Class X, 5.27%(b)	254,765	254,765
Total Money Market Funds		254,765
TOTAL SHORT—TERM INVESTMENTS (Cost $254,765)		254,765

TOTAL INVESTMENTS — 101.5% (Cost $5,760,392)		5,575,915
Other assets and liabilities, net — (1.5)%		(80,166)
TOTAL NET ASSETS — 100.0%		$5,495,749

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	The rate shown represents the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Clough Capital ETFs

Statements of Assets and Liabilities

October 31, 2023

	Clough Long/Short Equity ETF	Clough Select Equity ETF
Assets
Investments, at value (cost $6,829,169 and $5,760,392, respectively)	$6,744,190	$5,575,915
Deposits with broker for securities sold short	3,296,386	—
Dividend and interest receivable	1,680	1,511
Total assets	10,042,256	5,577,426

Liabilities
Securities sold short, at value (Proceeds of $3,486,439 and $—, respectively)	3,204,953	—
Payable for investment securities purchased	58,415	77,585
Payable to Adviser	8,268	4,092
Dividend and interest payable	3,298	—
Total liabilities	3,274,934	81,677
Net Assets	$6,767,322	$5,495,749

Net Assets Consists of:
Paid-in capital	$8,493,957	$7,072,502
Total distributable earnings (accumulated losses)	(1,726,635)	(1,576,753)
Net Assets	$6,767,322	$5,495,749

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	360,000	260,000
Net Asset Value, redemption price and offering price per share	$18.80	$21.14

The accompanying notes are an integral part of the financial statements.

Clough Capital ETFs

Statements of Operations

For the Year Ended October 31, 2023

	Clough Long/Short Equity ETF	Clough Select Equity ETF
Investment Income
Dividend income (net of withholdings tax and issuance fees of $3,810 and $4,034)	$73,359	$82,090
Interest income	92,977	13,160
Total investment income	166,336	95,250

Expenses
Investment advisory fees	90,798	50,855
Dividend expense	47,128	—
Interest expense	18,441	—
Total expenses	156,367	50,855
Net investment income	9,969	44,395

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized gain on investments	33,275	173,634
Net realized loss on securities sold short	(672,051)	—
Net realized gain (loss)	(638,776)	173,634
Net change in unrealized appreciation/depreciation on investments	(740,400)	(950,945)
Net change in unrealized appreciation/depreciation on securities sold short	170,248	—
Net change in unrealized appreciation/depreciation	(570,152)	(950,945)
Net realized and unrealized loss	(1,208,928)	(777,311)
Net decrease in net assets from operations	$(1,198,959)	$(732,916)

The accompanying notes are an integral part of the financial statements.

Clough Long/Short Equity ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2023	Year Ended October 31, 2022
From Operations
Net investment income (loss)	$9,969	$(105,474)
Net realized loss on investments and securities sold short	(638,776)	(393,229)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(570,152)	(384,738)
Net decrease in net assets resulting from operations	(1,198,959)	(883,441)

From Capital Share Transactions
Proceeds from shares sold	2,993,448	655,893
Cost of shares redeemed	(628,951)	(2,034,043)
Net increase (decrease) in net assets resulting from capital share transactions	2,364,497	(1,378,150)

Total Increase (Decrease) in Net Assets	1,165,538	(2,261,591)

Net Assets
Beginning of year	5,601,784	7,863,375
End of year	$6,767,322	$5,601,784

Changes in Shares Outstanding
Shares outstanding, beginning of year	240,000	300,000
Shares sold	150,000	30,000
Shares redeemed	(30,000)	(90,000)
Shares outstanding, end of year	360,000	240,000

The accompanying notes are an integral part of the financial statements.

Clough Select Equity ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2023	Year Ended October 31, 2022
From Operations
Net investment income (loss)	$44,395	$(15,351)
Net realized gain (loss) on investments	173,634	(1,241,028)
Net change in unrealized appreciation/depreciation on investments	(950,945)	(685,007)
Net decrease in net assets resulting from operations	(732,916)	(1,941,386)

From Distributions
Distributable earnings	(29,357)	—
Total distributions	(29,357)	—

From Capital Share Transactions
Proceeds from shares sold	237,018	—
Cost of shares redeemed	(443,602)	(1,639,155)
Net decrease in net assets resulting from capital share transactions	(206,584)	(1,639,155)

Total Decrease in Net Assets	(968,857)	(3,580,541)

Net Assets
Beginning of year	6,464,606	10,045,147
End of year	$5,495,749	$6,464,606

Changes in Shares Outstanding
Shares outstanding, beginning of year	270,000	340,000
Shares sold	10,000	—
Shares redeemed	(20,000)	(70,000)
Shares outstanding, end of year	260,000	270,000

The accompanying notes are an integral part of the financial statements.

Clough Long/Short Equity ETF

Statement of Cash Flows

For the Year Ended October 31, 2023

Cash Provided by (Used in) Operating Activites
Net decrease in net assets from operations	$(1,198,959)
Adjustments to reconcile net decrease in net assets resulting from operations:
Purchases of investment securities	(24,435,733)
Sales of investment securities	25,294,905
Proceeds on securities sold short	31,792,627
Purchases to cover securites sold short	(30,562,389)
Purchases and sales of short-term investments, net	(492,762)
Net realized losses on investments and securities sold short	638,776
Net change in unrealized appreciation/depreciation on investments and securities sold short	570,152
(Increase) Decrease in Assets:
Receivables:
Dividend and interest receivable	2,111
Receivable for investment securities sold	362,756
Increase (Decrease) in Liabilities:
Payables:
Payable for investment securities purchased	(307,777)
Payable to Adviser	947
Dividend and interest payable	3,009
Net cash provided by (used in) operating activities	1,667,663

Cash Provided by (Used in) Financing Activities
Proceeds from shares sold	77,443
Payment on shares redeemed	(29,775)
Net cash provided by (used in) financing activities	47,668
Net increase (decrease) in cash and restricted cash	1,715,331

Cash and Restricted Cash
Beginning Balance(1)	1,581,055
Ending Balance(2)	$3,296,386

Supplemental information
Cash paid for interest	$18,441

Supplemental Disclosure for Non-Cash Operating Activities
Puchases of investment securities in-kind	$(2,838,562)
Sales of investment securities in-kind	$569,401

Supplemental Disclosure for Non-Cash Financing Activities
Proceeds from shares sold in-kind	$2,838,562
Payment on shares redeemed in-kind	$(569,401)

(1)	Includes cash of $0 and deposits at broker for securities sold short of $1,581,055.

(2)	Includes cash of $0 and deposits at broker for securities sold short of $3,296,386.

The accompanying notes are an integral part of the financial statements.

Clough Long/Short Equity ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended October 31, 2023		Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$23.34		$26.21	$20.00

Income (Loss) from investment operations:
Net investment income (loss)(2)	0.04		(0.41)	(0.39)
Net realized and unrealized gain (loss)	(4.58)		(2.46)	6.60
Total from investment operations	(4.54)		(2.87)	6.21

Net Asset Value, End of Period	$18.80		$23.34	$26.21

Total return, at NAV(3)(5)	(19.46)%		(10.95)%	31.06%
Total return, at Market(4)(5)	(19.75)%		(10.66)%	31.04%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$6,767		$5,602	$7,863

Ratio of expenses to average net assets, including dividends and interest expense on short positions(6)	2.93%		2.48%	2.14%
Ratio of expenses to average net assets, excluding dividends and interest expense on short positions(6)	1.70%		1.70%	1.70%
Ratio of net investment income (loss) to average net assets, including dividends and interest expense on short positions(6)	0.19%		(1.80)%	(1.58)%
Ratio of net investment income (loss) to average net assets, excluding dividends and interest expense on short positions(6)	1.42%		(1.02)%	(1.14)%
Portfolio turnover rate (5)(7)	784	%(8)	379%	160%

(1)	The Fund commenced operations on November 12, 2020.

(2)	Per share net investment income (loss) was calculated using average shares outstanding.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value on ex-date during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value on pay date during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(8)	The change in portfolio turnover is related to the trade activity executed during the Fund’s fiscal year.

The accompanying notes are an integral part of the financial statements.

Clough Select Equity ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended October 31, 2023		Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$23.94		$29.54	$20.00

Income (Loss) from investment operations:
Net investment income (loss)(2)	0.17		(0.05)	(0.07)
Net realized and unrealized gain (loss)	(2.86)		(5.55)	9.61
Total from investment operations	(2.69)		(5.60)	9.54

Less distributions paid:
From net investment income	(0.11)		—	—
Total distributions paid	(0.11)		—	—

Net Asset Value, End of Period	$21.14		$23.94	$29.54

Total return, at NAV(3)(5)	(11.25)%		(18.97)%	47.72%
Total return, at Market(4)(5)	(11.33)%		(18.91)%	47.71%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$5,496		$6,465	$10,045

Ratio of expenses to average net assets(6)	0.85%		0.85%	0.85%
Ratio of net investment income (loss) to average net assets(6)	0.74%		(0.20)%	(0.25)%
Portfolio turnover rate (5)(7)	465	%(8)	222%	105%

(1)	The Fund commenced operations on November 12, 2020.

(2)	Per share net investment income (loss) was calculated using average shares outstanding.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)	Not annualized for periods less than one year.

(6)	Annualized for periods less than one year.

(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(8)	The change in portfolio turnover is related to the trade activity executed during the Fund’s fiscal year.

The accompanying notes are an integral part of the financial statements.

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023

1.	ORGANIZATION

The Clough Long/Short Equity ETF, formerly known as Changebridge Long/Short Equity ETF, (“CBLS”) and Clough Select Equity ETF, formerly known as Changebridge Select Equity ETF, (“CBSE”) (each a “Fund” and collectively, the “Funds”) are a series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For the fiscal year ended October 31, 2023, the Funds were each considered a non-diversified series of the Trust. As of November 13, 2023, the Funds are each considered a diversified series of the Trust.

CBLS is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing securities Clough Capital Partners L.P. (“Clough Capital” or the “Adviser”), the Fund’s investment adviser, believes to be undervalued and taking short positions in securities the Adviser believes will decline in price. The Fund will generally have net long exposure of between 30%-70% of net assets.

CBSE is an actively-managed ETF that seeks to achieve its investment objective by purchasing securities the Adviser believes to have above-average financial characteristics and growth potential that exhibit positive environmental, social, and governance (“ESG”) attributes.

2.	SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund is equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time each Fund calculates its NAV on the valuation date, whichever is earlier.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The valuation of each Fund’s investments is performed in accordance with the

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

principles found in Rule 2a-5 of the 1940 Act. The Board has designated the Adviser as the valuation designee of the Funds. The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available, the securities will be valued at fair value.

An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2023, are as follows:

CBLS

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$6,165,646	$—	$—	$6,165,646
Money Market Funds	578,544	—	—	578,544
Total Investments - Assets	$6,744,190	$—	$—	$6,744,190

Securities Sold Short - Liabilities:
Common Stocks*	$2,861,234	$—	$—	$2,861,234
Real Estate Investment Trusts	343,719	—	—	343,719
Total Securities Sold Short - Liabilities	$3,204,953	$—	$—	$3,204,953

CBSE

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$5,321,150	$—	$—	$5,321,150
Money Market Funds	254,765	—	—	254,765
Total Investments - Assets	$5,575,915	$—	$—	$5,575,915

*	See the Schedules of Investments and Securities Sold Short for industry classifications.

Short Sales

CBLS engages in short sales and CBSE may engage in short sales. Short sales are transactions in which a fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. To complete a short sale transaction, a fund must borrow the instrument to make delivery to the buyer. A fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by a fund. Until the instrument is replaced, a fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, a fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, a fund also may be required to pay fees, which is shown as an expense for financial reporting purposes.

A fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which a fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have unlimited potential losses. A fund will realize a gain if the instrument declines in price between the date of the short sale and the date on which a fund replaces the borrowed instrument. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the Statements of Operations.

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

Until a fund replaces a borrowed instrument in connection with a short sale, a fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a fund’s records will be marked to market daily. This may limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when a fund is unable to borrow the same instrument from another lender. If that occurs, a fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a fund holds in long positions will decline at the same time that the market value of the instruments a fund has sold short increases, thereby increasing a fund’s potential volatility. Short sales also involve other costs. A fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a fund may be required to pay in connection with the short sale.

At October 31, 2023, CBLS had cash on deposit with the broker-dealer in the amount of $3,296,386 and securities held as collateral in the amount of $2,527,499.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with Funds’ understanding of the applicable tax rules and regulations.

Distributions received from each Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to each Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by each Fund’s shareholders may represent a return of capital.

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as separate entities for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Funds generally pay out dividends from net investment income, if any, annually, and distribute their net capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of October 31, 2023, the Funds’ fiscal year end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal year. At October 31, 2023, the Funds’ fiscal year end, the tax periods from commencement of operations remained open to examination in the Funds’ major tax jurisdictions.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Interim Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, effective at the start of business on August 29, 2023. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with their investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and Clough Capital, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 1.70% of CBLS’s average daily net assets and at an annual rate of 0.85% of CBSE’s average daily net assets. Clough Capital has agreed to pay all expenses of

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

the Funds except the fee paid to Clough Capital under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

For the period November 1, 2022 to August 28, 2023, each Fund was obligated to pay Changebridge Capital, LLC a fee computed and accrued daily and paid monthly at an annual rate of 1.70% of CBLS’s average daily net assets and at an annual rate of 0.85% of CBSE’s average daily net assets. The terms are consistent between the Advisory Agreement with Clough Capital and the Investment Advisory Agreement with Changebridge Capital, LLC.

Distribution Agreement and 12b-1 Plan

Vigilant Distributors, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to an ETF Distribution Agreement, effective February 1, 2023. The Distributor receives compensation for the statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Rule 12b-1 Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

For the period November 1, 2022 to January 31, 2023, the distributor of the Funds was Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (“Foreside”) pursuant to an ETF Distribution Agreement. Foreside received compensation for the statutory underwriting services it provided to the Funds. Foreside entered into agreements with certain broker-dealers and others that allowed those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by each Fund for each creation order is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (i) creations effected outside the Clearing Process and (ii) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Funds for losses, if any.

5. FEDERAL INCOME TAX

The tax character of distributions paid for the year ended October 31, 2023, was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
CBLS	$—	$—
CBSE	29,357	—

(1)	ordinary income includes short-term capital gains.

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

There were no distributions paid for the year ended October 31, 2022.

At October 31, 2023, the Funds’ fiscal year end, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year for the Funds were as follows:

	CBLS	CBSE
Federal Tax Cost of Investments(1)	$3,511,900	$5,906,176
Gross Tax Unrealized Appreciation	$705,100	$401,571
Gross Tax Unrealized Depreciation	(677,763)	(731,832)
Net Tax Unrealized Appreciation (Depreciation)	27,337	(330,261)
Undistributed Ordinary Income	23,186	86,675
Other Accumulated Gain (Loss)	(1,777,158)	(1,333,167)
Total Distributable Earnings / (Accumulated Losses)	$(1,726,635)	$(1,576,753)

(1)	Includes proceeds from securities sold short.

The different between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-December losses are determined only at the end of each fiscal year. At October 31, 2023, the Funds’ fiscal year end, CBLS and CBSE had short term capital losses remaining of $1,777,158 and $1,333,167, respectively, which will be carried forward indefinitely to offset future realized capital gains. During the fiscal year ended October 31, 2023, Clough Select Equity ETF utilized a long-term capital loss carryover in the amount of $150,223. At October 31, 2023, the Funds’ fiscal year end, the Funds did not defer any post-December losses.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the year ended October 31, 2023, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-In Capital
CBLS	$(66,195)	$66,195
CBSE	(15,848)	15,848

6.	INVESTMENT TRANSACTIONS

During the year ended October 31, 2023, the Funds realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amounts of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
CBLS	$91,270	$5,495
CBSE	50,241	11,132

Clough Capital ETFs

Notes to Financial Statements

October 31, 2023 (Continued)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year ended October 31, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
CBLS	$56,228,361	$55,855,968	$2,916,005	$599,176
CBSE	27,132,327	27,249,553	234,533	411,203

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of the principal risks is included in the prospectus under the heading “Principal Investment Risks.”

8.	OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9.	SUBSEQUENT EVENTS

On December 20, 2023, the Funds declared a distribution to shareholders of record on December 22, 2023, as follows:

	Ordinary Income Rate Paid	Ordinary Income Distribution
CBLS	$0.09	$35,104
CBSE	0.38	97,722

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Clough Capital ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clough Capital ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short for Clough Long/Short Equity ETF and the schedule of investments for Clough Select Equity ETF (the “Funds”), each a series of Listed Funds Trust, as of October 31, 2023, the related statements of operations and cash flows (as applicable), the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations and cash flows (as applicable), the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Clough Long/Short Equity ETF	For the year ended October 31, 2023	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and for the period from November 12, 2020 (commencement of operations) through October 31, 2021
Clough Select Equity ETF	For the year ended October 31, 2023	Not applicable	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and for the period from November 12, 2020 (commencement of operations) through October 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Clough Capital ETFs

Report of Independent Registered Public Accounting Firm

(Continued)

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 21, 2023

Clough Capital ETFs

Board Consideration and Approval of Interim & New Advisory Agreements

(Unaudited)

At a special meeting held on August 28, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered and approved the following advisory agreements (together, the “Agreements”) with respect to the Clough Long/Short Equity ETF and Clough Select Equity ETF (each, a “Fund” and together, the “Funds”):

●	an Interim Advisory Agreement between Clough Capital Partners, L.P. (the “Adviser”) and the Trust, on behalf of the Funds (the “Interim Advisory Agreement”); and

●	a new Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the “New Advisory Agreement”) (together with the Interim Advisory Agreement, the “Agreements”).

The Board was asked to consider the approval of the Agreements following notification by Changebridge Capital, LLC (the “Prior Adviser”), the prior investment adviser to the Funds, of its intent to wind down and dissolve the Prior Adviser’s advisory business and request to terminate the investment advisory agreement between the Prior Adviser and the Trust, on behalf of the Funds (the “Prior Advisory Agreement”) effective upon the close of business on August 28, 2023. At the Meeting, Mr. Vincent Lorusso, the managing member of the Prior Adviser and the sole portfolio manager of each Fund further notified the Board that he planned to assume responsibilities as President and Chief Executive Officer, Partner, and Portfolio Manager of the Adviser. Mr. Lorusso, therefore, recommended that the Board consider appointing the Adviser as the investment adviser to each Fund in place of the Prior Adviser and approving the proposed New Advisory Agreement, subject to shareholder approval.

The Board considered that the Interim Advisory Agreement would replace the Prior Advisory Agreement until such time as the Funds’ shareholders have an opportunity to consider the approval of the New Advisory Agreement and that the terms of the Interim Advisory Agreement were identical to those of the Prior Advisory Agreement with the exception of certain terms, such as the duration of the Interim Advisory Agreement, that reflect specific 1940 Act requirements applicable to interim advisory agreements. The Board also considered that the Interim Advisory Agreement would enable Mr. Lorusso, the Funds’ current portfolio manager, to continue managing the Funds without interruption in his new role with the Adviser.

The Board considered that the Interim Advisory Agreement would be effective for the lesser of: (i) the period from August 28, 2023 through the date of approval by shareholders of a new investment advisory agreement between the Adviser and the Trust; or (ii) 150 days from August 28, 2023. The Board further considered that the New Advisory Agreement would also require approval by the vote of a majority of the outstanding voting securities of each Fund, and that, pending the requisite approvals, the New Advisory Agreement was expected to become effective in the fourth quarter of 2023. The Board considered that the terms of the New Agreement were identical in all material respects to the terms of the Prior Advisory Agreement, except for its duration and the parties.

Pursuant to Section 15 of the 1940 Act, the Agreements must be approved by: (i) the vote of the Board or shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approval, the Board must request and evaluate, and the Adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements.

In considering the approval of the Agreements, the Board, including the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser; (ii) the historical performance of each Fund; (iii) the estimated cost of the services to be provided by the Adviser and the profits expected to be realized by the Adviser from its relationship with the Funds; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which the proposed advisory fee for each Fund reflects economies of scale shared with Fund shareholders; (vi) any benefits to be derived by the Adviser from the relationship with the Funds, including any fall-out benefits enjoyed by the Adviser; and (vii) other factors the Board deemed to be relevant. The Board noted that despite the fact that the Adviser does not have prior experience managing ETFs, the Board was comfortable approving the Adviser due to Mr. Lorusso’s pending employment with Adviser and his continuing to serve as portfolio manager to the Funds, as well as the Adviser’s reputation as an established investment adviser, and its resources. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangements and the approval of the Agreements.

Clough Capital ETFs

Board Consideration and Approval of Interim & New Advisory Agreements

(Unaudited) (Continued)

Prior to the Meeting, the Board reviewed written materials provided by the Adviser and, during the Meeting, representatives from the Adviser presented additional oral and written information to assist the Board with its evaluation of the Agreements. Among other things, representatives from the Adviser provided an overview of the advisory business, including information about investment personnel, financial resources, experience, investment processes, and the firm’s compliance program. The representatives discussed the services to be provided by the Adviser and the operational aspects of each Fund. The Board then discussed the materials it had received, including memoranda from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of the Agreements under the 1940 Act, considered the written materials it received in advance of the Meeting and the Adviser’s oral presentation, and deliberated on the approval of the Agreements in light of this information.

Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the proposed advisory arrangement and the Trustees’ responsibilities relating thereto. The consideration of the Agreements was conducted by both the full Board and the Independent Trustees, who also voted separately.

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided under the Agreements, including arranging for, or implementing, the purchase and sale of portfolio securities, monitoring adherence to each Fund’s investment restrictions, overseeing the activities of the service providers, monitoring compliance with various policies and procedures with applicable securities regulations, and monitoring the extent to which each Fund achieved its investment objective as an actively managed fund. The Board considered that the services to be provided under the Agreements were identical in all material respects to those services provided under the Prior Advisory Agreement.

In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and reports from the Trust’s Chief Compliance Officer regarding her review of the Adviser’s compliance program. The Board noted that it had received a copy of the Adviser’s registration on Form ADV, as well as the responses of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

Historical Performance. The Board next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended March 31, 2023, had been included in the Materials, including reports prepared by Barrington Partners, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”), as well as with funds in each Fund’s respective Morningstar category (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each group, a “Selected Peer Group”) and provided the performance results of the funds included in each Selected Peer Group.

Clough Long/Short Equity ETF, formerly known as Changebridge Long/Short Equity ETF: The Board noted that, for each of the one-year and since inception periods ended March 31, 2023, the Fund underperformed its broad-based benchmark, the Wilshire Liquid Alternative Equity Hedged Total Return Index.

The Board noted that, for the one-year period ended March 31, 2023, the Fund underperformed the median return of its Peer Group and Category Peer Group. The Board also noted that the Fund performed within the range of returns of the Selected Peer Group for the same one-year period. The Board noted that due to the lack of liquid alternative ETFs comparable to the Fund, the Adviser included in the Selected Peer Group open-end mutual funds with comparable strategies and/or strategies representative of the opportunity set for investors seeking daily liquidity.

Clough Select Equity ETF, formerly known as Changebridge Select Equity ETF: The Board noted that, for each of the one-year and since inception periods ended March 31, 2023, the Fund underperformed its broad-based benchmark, the S&P 500 TR Index. The Board noted, however, that the Fund seeks to provide investors with exposure to companies it believes are undervalued, in contrast with the S&P 500 TR Index which provides broad exposure to the large-capitalization market.

Clough Capital ETFs

Board Consideration and Approval of Interim & New Advisory Agreements

(Unaudited) (Continued)

The Board noted that, for the one-year period ended March 31, 2023, the Fund outperformed the median return of its Peer Group and Category Peer Group. The Board also noted that the Fund performed within the range of returns of the Selected Peer Group for the same one-year period. The Board noted that due to the lack of actively managed ETFs comparable to the Fund, the Adviser included in the Selected Peer Group open-end mutual funds with comparable strategies and/or strategies representative of the opportunity set for investors seeking daily liquidity.

Cost of Services to be Provided and Profitability. The Board reviewed the expense ratio for each Fund and compared the expense ratio to its respective Peer Group and Category Peer Group as shown in the Barrington Report, as well as its respective Selected Peer Group.

The Board took into consideration that the Adviser charges a “unitary fee,” meaning the Funds pay no expenses except for the fee paid to the Adviser pursuant to the Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board noted that the Adviser continued to be responsible for compensating each Fund’s other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account analyses of the Adviser’s profitability with respect to the Funds.

Clough Long/Short Equity ETF, formerly known as Changebridge Long/Short Equity ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was higher than the average of its Peer Group and Category Peer Group, but was within the range of the expense ratios for the Selected Peer Group.

Clough Select Equity ETF, formerly known as Changebridge Select Equity ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was lower than the average of its Category Peer Group, slightly higher than the average of the Peer Group, and was within the range of expense ratios for the Selected Peer Group.

Economies of Scale. The Board expressed the view that the Adviser might realize economies of scale in managing each Fund as its assets grow. The Board noted, however, that any economies would, to some degree, be shared with a Fund’s shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in a Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

Conclusion. No single factor was determinative of the Board’s decision to approve the Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements, including the compensation payable thereunder, were fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement, subject to its approval by a Fund’s shareholders, and the Interim Advisory Agreement, for their respective terms, was in the best interests of each Fund and its shareholders.

Clough Capital ETFs

Supplemental Information

October 31, 2023

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004, or by visiting the Funds’ website at www.cloughetfs.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-617-0004, and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at www.cloughetfs.com.

TAX INFORMATION

For the fiscal year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Clough Long/Short Equity ETF	0.00%
Clough Select Equity ETF	89.90%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023 was as follows:

Clough Long/Short Equity ETF	0.00%
Clough Select Equity ETF	83.02%

Clough Capital ETFs

Board of Trustees and Officers

October 31, 2023 (Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at www.cloughetfs.com.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of VettaFi, LLC (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	56

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	56	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	56	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee*
Paul R. Fearday, CPA 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bank, N.A. (since 2022); Senior Vice President, U.S. Bancorp Fund Services, LLC (2008–2022)	56	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Clough Capital ETFs

Board of Trustees and Officers

October 31, 2023 (Unaudited) (Continued)

The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. Additional information about each officer of the Trust is as follows:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory C. Bakken 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Rachel A. Spearo 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Interim Secretary	Indefinite term, November 2023	Vice President (since 2021), U.S. Bancorp Fund Services, LLC; Vice President (2004 to 2019), U.S. Bancorp Fund Services, LLC
Christi C. James 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Jay S. Fitton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus, LLP (2018 to 2019); Counsel, Drinker Biddle & Reath LLP (2016 to 2018)

Clough Capital ETFs

Privacy Policy

October 31, 2023 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Clough Capital Partners, LP
53 State Street, 27th Floor
Boston, MA 02109

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Distributor:

Vigilant Distributors, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$27,500	$27,500
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	1/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	1/3/2024

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	1/3/2024

*	Print the name and title of each signing officer under his or her signature.